                                                                  EXHIBIT 10.22


                               CHICO'S FAS, INC.

                     2002 OMNIBUS STOCK AND INCENTIVE PLAN

                               CHICO'S FAS, INC.
                     2002 OMNIBUS STOCK AND INCENTIVE PLAN

ARTICLE 1........................................................................................1
        Establishment; Purpose; Awards...........................................................1
               1.1     Establishment; Purpose....................................................1
               1.2     Types of Awards Under Plan................................................1

ARTICLE 2........................................................................................1
        DEFINITIONS..............................................................................1
               2.1     "Award(s)"................................................................1
               2.2     "Award Agreement(s)"......................................................1
               2.3     "Board" or "Board of Directors"...........................................1
               2.4     "Change in Control".......................................................2
               2.5     "Code"....................................................................2
               2.6     "Committee"...............................................................2
               2.7     "Common Stock"............................................................2
               2.8     "Company" ................................................................2
               2.10    "Exchange Act"............................................................3
               2.11    "Fair Market Value".......................................................3
               2.12    "Incentive Stock Option" or "ISO".........................................3
               2.13    "Insider".................................................................3
               2.14    "Non-Employee Director"...................................................3
               2.15    "Non-Qualified Stock Option" or "NSO".....................................3
               2.16    "Option"..................................................................3
               2.17    "Option Period"...........................................................4
               2.18    "Participant".............................................................4
               2.19    "Performance-Based Exception".............................................4
               2.20    "Plan"....................................................................4
               2.21    "Plan Administrator"......................................................4
               2.22    "Restricted Stock"........................................................4
               2.23    "Restricted Stock Units"..................................................4
               2.24    "Restriction Agreement"...................................................4
               2.25    "Restriction Period"......................................................4
               2.26    "Securities Exchange Act of 1934".........................................4
               2.27    "Stock Option Agreement"..................................................4
               2.28    "Subsidiary"..............................................................4

ARTICLE 3........................................................................................4
        Eligible Persons.........................................................................4
               3.1     Eligibility...............................................................4

               3.2     Selection of Participants.................................................5
               3.3     General Effect of Award...................................................5

ARTICLE 4........................................................................................5
        Shares Subject to the Plan and Maximum Awards............................................5
               4.1     Sources of Shares Available for Grants and Limits on Shares Subject to the
                       Plan......................................................................5
               4.2     Maximum Awards............................................................6
               4.3     Adjustments to Limitations................................................6

ARTICLE 5........................................................................................7
        Administration...........................................................................7
               5.1     General...................................................................7
               5.2     Power and Authority.......................................................7
               5.3     Other Factors; Determinations Final.......................................8
               5.4     Quorum; Actions...........................................................9
               5.5     Delegation................................................................9
               5.6     No Liability; Indemnification.............................................9

ARTICLE 6.......................................................................................10
        Stock Options...........................................................................10
               6.1     General Method of Grant..................................................10
               6.2     Automatic Grants - Non-Employee Directors................................10
               6.3     Number of Shares.........................................................10
               6.4     Option Price.............................................................11
               6.5     Date of Grant............................................................11
               6.6     Method of Payment........................................................11
               6.7     Option Exercise Period...................................................12
               6.8     Certain Interpretations..................................................13
               6.9     Exercise and Vesting of Options..........................................13
               6.10    Multiple Grants in Single Agreement......................................14
               6.11    Minimum Exercise.........................................................14
               6.12    Other Provisions.........................................................14
               6.13    Special Provisions for Incentive Stock Options...........................15

ARTICLE 7.......................................................................................15
        Restricted Stock and Restricted Stock Units.............................................15
               7.1     Awards of Restricted Stock or Restricted Stock Units;
                       Restriction Period.......................................................15

               7.2     Restricted Stock.........................................................16
               7.3     Restricted Stock Units...................................................16
               7.4     Lapse of Restrictions; Awards Subject to Time Goal.......................17

               7.5     Lapse of Restrictions; Awards Subject to Price/Time Goal or Performance
                       Goal.....................................................................17
               7.6     Forfeitures..............................................................17

ARTICLE 8.......................................................................................18
        Miscellaneous...........................................................................18
               8.1     Adjustment of Number of Shares, Etc......................................18
               8.2     Transferability..........................................................19
               8.3     Change in Control........................................................19
               8.4     Performance Based Compensation...........................................19
               8.5     Beneficiary Designation..................................................19
               8.6     Tax Withholding..........................................................20
               8.7     Gender and Number........................................................20
               8.8     Choice of Law............................................................20
               8.9     No Stockholder Rights....................................................20
               8.10    Amendments; Exchanges, Termination or Suspension.........................21
               8.11    Listing and Registration of Common Stock.................................21
               8.12    Compliance with Applicable Laws..........................................22
               8.13    Stock Certificates; Book Entry...........................................22
               8.14    No Implied Rights to Employees...........................................22
               8.15    Necessity for Delay......................................................22
               8.16    Use of Proceeds..........................................................23
               8.17    No Obligation to Exercise................................................23
               8.18    Assignment by Company; Third Party Beneficiaries.........................23
               8.19    Effective Date...........................................................23
               8.20    Term of the Plan.........................................................23

                               CHICO'S FAS, INC.
                     2002 OMNIBUS STOCK AND INCENTIVE PLAN

                                   ARTICLE 1

                         ESTABLISHMENT; PURPOSE; AWARDS

         1.1 Establishment; Purpose. Chico's FAS, Inc. (the "Company") hereby establishes the 2002 Omnibus Stock and Incentive Plan (the "Plan") in order to (i) attract and retain Participants as long-term employees or directors; (ii) motivate Participants, by means of appropriate incentives, to achieve long-range goals; (iii) provide incentive compensation opportunities that are competitive with those of other similar companies; and (iv) further identify Participants' interests with those of the Company's other stockholders through compensation based on the Company's common stock; and, as a result of the foregoing, promote the long-term financial interest of the Company and its stockholders.

         1.2 Types of Awards Under Plan. Under the Plan, the Company may grant Incentive Stock Options, Non-Qualified Stock Options, Restricted Stock, and Restricted Stock Units.

                                   ARTICLE 2

                                  DEFINITIONS

         The following words and terms as used herein shall have that meaning set forth in this Article 2, unless a different meaning is clearly required by the context. Whenever appropriate, words used in the singular shall be deemed to include the plural and vice versa, and the masculine gender shall be deemed to include the feminine gender.

         2.1 "Award(s)" shall mean any award or benefit granted or awarded under the Plan, including, without limitation, Options, Restricted Stock, and Restricted Stock Units.

         2.2 "Award Agreement(s)" shall mean any document, agreement or certificate deemed by the Committee as necessary or advisable to be entered into with or delivered to a Participant in connection with or as a condition precedent to the valid completion of the grant of an Award under the Plan. Award Agreements include Stock Option Agreements and Restriction Agreements.

         2.3 "Board" or "Board of Directors" shall mean the Board of Directors of the Company.

                               Chico's FAS, Inc.                          Page 1
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         2.4      "Change in Control" shall mean:

                  (a) a change in control of the Company of a nature that is required, pursuant to the Exchange Act to be reported in response to Item 1(a) of a Current Report on Form 8-K or Item 6(e) of Schedule 14A, in each case, as such requirements are in effect on January 1, 2002;

                  (b) the adoption by the Company of a plan of dissolution or liquidation;

                  (c) the closing of a sale of all or substantially all of the assets of the Company;

                  (d) the closing of a merger, reorganization or similar transaction (a "Transaction") involving the Company in which the Company is not the surviving corporation or, if the Company is the surviving corporation, immediately following the closing of the Transaction, persons who were stockholders of the Company immediately prior to the Transaction own less than 75% of the combined voting power of the surviving corporation's voting securities; or

                  (e) the acquisition of "Beneficial Ownership" (as defined in Rule 13d-3 under the Exchange Act as in effect on January 1, 2002) of the Company's securities comprising 25% or more of the combined voting power of the Company's outstanding securities by any "person" (as that term is used in Sections 13(d) and 14(d)(2) of the Exchange Act and the rules and regulations promulgated thereunder, but not including any trustee or fiduciary acting in that capacity for an employee benefit plan sponsored by the Company) and such person's "affiliates" and "associates" (as those terms are defined under the Exchange Act).

Notwithstanding any provision above to the contrary, no Change in Control shall be deemed to have occurred with respect to any particular Participant by virtue of a transaction, or series of transactions, that results in the Participant, or a group of persons including the Participant, acquiring the Beneficial Ownership of more than 25% of the combined voting power of the Company's outstanding securities.

         2.5 "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time, and the regulations promulgated thereunder. Reference to a specific section of the Code shall include a reference to any successor or replacement provision.

         2.6 "Committee" shall mean the Compensation and Benefits Committee of the Board of Directors, as defined in Article 5.

                               Chico's FAS, Inc.                          Page 2
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         2.7      "Common Stock" shall mean the common stock, par value $.01 per share, of the Company.

         2.8      "Company" shall mean Chico's FAS, Inc. and its successors.

         2.9 "Employee" shall mean any employee of the Company or of a Subsidiary. Directors who are employed by the Company or by a Subsidiary shall be considered Employees under the Plan.

         2.10 "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended from time to time, or any successor statute.

         2.11 "Fair Market Value" of a share of Common Stock means, as of any date, the value of a share of the Common Stock determined as follows:

                  (a) if the Common Stock is publicly traded and is then listed on a national securities exchange, its closing price on the date of determination on the principal national securities exchange on which the Common Stock is listed or admitted to trading as reported in The Wall Street Journal or such other source as the Committee deems reliable;

                  (b) if the Common Stock is then quoted on the Nasdaq National Market or Nasdaq SmallCap Market, its closing price on such market on the date of determination as reported in The Wall Street Journal or such other source as the Committee deems reliable;

                  (c) if the Common Stock is publicly traded but is not quoted on the Nasdaq National Market or the Nasdaq SmallCap Market and is not listed or admitted to trading on a national securities exchange, the average of the closing bid and asked prices on the date of determination as reported in The Wall Street Journal or such other source as the Committee deems reliable; or

                  (d) if none of the foregoing is applicable, by the Committee in good faith.

         2.12 "Incentive Stock Option" or "ISO" shall mean an Option that is intended to qualify as an "incentive stock option" under Section 422 of the Code.

         2.13 "Insider" shall mean an individual who is, on the relevant date, subject to the reporting requirements of Section 16(a) of the Exchange Act.

         2.14 "Non-Employee Director" shall mean (a) a member of the Board of Directors who is not an Employee or (b) a member of the board of directors (or comparable governing body) of a Subsidiary who is not an Employee.

                               Chico's FAS, Inc.                          Page 3
                        Omnibus Stock and Incentive Plan


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         2.15     "Non-Qualified Stock Option" or "NSO" shall mean an Option that is not intended to qualify as an "incentive stock option" under Section 422 of the Code.

         2.16 "Option" shall mean an Incentive Stock Option or a Non-Qualified Stock Option granted in accordance with the provisions of Article 6.

         2.17     "Option Period" is defined in Section 6.6.

         2.18 "Participant" shall mean any Employee or any Non-Employee Director to whom an Award is granted under the Plan or who holds an outstanding Award.

         2.19 "Performance-Based Exception" shall mean the performance-based exception from the tax deductibility limitation imposed by
Section 162(m) of the Code, as set forth in Section 162(m)(4)(C) of the Code.

         2.20 "Plan" shall mean the Chico's FAS, Inc. 2002 Omnibus Stock and Incentive Plan, as set forth herein and as amended from time to time.

         2.21     "Plan Administrator" shall mean the Company's Vice President
- Human Resources, or such other person designated by the Committee to act as Plan Administrator.

         2.22 "Restricted Stock" shall mean shares of Common Stock subject to the provisions of Article 7 and granted in an Award in accordance with the provisions of Article 7.

         2.23 "Restricted Stock Units" shall mean the right to receive shares of Common Stock or the cash equivalent thereof subject to the provisions of Article 7 granted as an Award in accordance with the provisions of Article 7.

         2.24     "Restriction Agreement" is defined in Section 7.4.

         2.25     "Restriction Period" is defined in Section 7.3.

         2.26 "Securities Exchange Act of 1934" shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder, or any successor or replacement statute or regulation of similar import.

         2.27     "Stock Option Agreement" is defined in Section 6.1.

         2.28 "Subsidiary" shall mean any corporation that at the time qualifies as a subsidiary of the Company under the definition of "subsidiary corporation" contained in Section 424(f) of the Code.

                               Chico's FAS, Inc.                          Page 4
                        Omnibus Stock and Incentive Plan


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                                   ARTICLE 3

                                ELIGIBLE PERSONS

         3.1 Eligibility. All Employees and Non-Employee Directors are eligible to participate in the Plan. The Company may grant an Award to any Employee who is in the employ of the Company or any Subsidiary on the date of a grant of such Award. The Company may grant an Award (other than an Incentive Stock Option) to any person who is a Non-Employee Director on the date of a grant of such Award. During the term of the Plan, the Company shall automatically grant Non-Qualified Stock Options to Non-Employee Directors at such times, in such amounts and in accordance with such terms as are hereinafter provided in the Plan.

         3.2      Selection of Participants.

                  (a) Subject to the provisions of the Plan, the Committee may, from time to time, select from all Employees those to whom Awards shall be granted and shall determine the nature and size of each Award.

                  (b) The Board of Directors shall determine the discretionary Awards to be granted to the Non-Employee Directors in accordance with the Company's compensation program for Non-Employee Directors, as such program may be determined from time to time.

         3.3 General Effect of Award. Each Participant to whom the Committee or the Board of Directors has granted an Award shall be bound by the terms of the Plan and the Award Agreement applicable to him or her.

                                   ARTICLE 4

                 SHARES SUBJECT TO THE PLAN AND MAXIMUM AWARDS

         4.1 Sources of Shares Available for Grants and Limits on Shares Subject to the Plan. The Common Stock for which Awards are granted under the Plan shall be subject to the following conditions and limitations:

                  (a) The shares of Common Stock with respect to which Awards are made under the Plan shall be shares currently authorized but unissued or currently held or subsequently acquired by the Company as treasury shares, including shares purchased in the open market or in private transactions for use under the Plan.

                               Chico's FAS, Inc.                          Page 5
                        Omnibus Stock and Incentive Plan

                  (b) The maximum aggregate number of shares of Common Stock that may be delivered to Participants and their beneficiaries under the Plan shall be equal to the sum of: (i) two million (2,000,000) shares of Common Stock; (ii) any shares of Common Stock available for future awards under any prior option plan of the Company (the "Prior Plans") as of the Effective Date (including without limitation the 1992 Stock Option Plan, the 1993 Stock Option Plan and the Non-Employee Directors' Stock Option Plan); and (iii) any shares of Common Stock that are represented by options granted under any Prior Plans which are forfeited, expire or are canceled without delivery of shares of Common Stock.

                  (c) To the extent provided by the Committee (or by the Board with respect to any Awards granted to Non-Employee Directors), any Award may be settled in cash rather than Common Stock. To the extent any shares of Common Stock covered by an Award are not delivered to a Participant or beneficiary because the Award is forfeited or canceled, or the shares of Common Stock are not delivered because the Award is settled in cash or used to satisfy the applicable tax withholding obligation, such shares shall not be deemed to have been delivered for purposes of determining the maximum number of shares of Common Stock available for delivery under the Plan.

                  (d) If the exercise price of any Option granted under the Plan or any Prior Plan is satisfied by tendering shares of Common Stock to the Company (by either actual delivery or by attestation), only the number of shares of Common Stock issued net of the shares of Common Stock tendered shall be deemed delivered for purposes of determining the maximum number of shares of Stock available for delivery under the Plan.

         4.2 Maximum Awards. Subject to Section 4.3, the following additional limitations on the maximum numbers of shares of Common Stock in the case of certain Awards are imposed under the Plan:

                  (a) The maximum number of shares of Common Stock that may be issued in conjunction with Awards granted pursuant to Article 7 (relating to Restricted Stock and Restricted Stock Units) shall be four hundred thousand (400,000) shares.

                  (b) The maximum number of shares of Common Stock that may be covered by Awards granted to any one individual pursuant to Article 6 (relating to Options) shall be two hundred fifty thousand (250,000) shares during any one calendar-year period.

                               Chico's FAS, Inc.                          Page 6
                        Omnibus Stock and Incentive Plan

                  (c) For Restricted Stock and Restricted Stock Units that are intended to be "performance-based compensation" (as that term is used for purposes of Section 162(m) of the Code), no more than one hundred thousand (100,000) shares of Common Stock may be subject to such Awards granted to any one individual during any one-calendar-year period. If, after shares have been earned, the delivery is deferred, any additional shares attributable to dividends during the deferral period shall be disregarded.

         4.3 Adjustments to Limitations. The number of shares and the limitations on the number of shares set forth in each of the foregoing provisions of this Article 4 shall be subject to adjustment as provided in
Section 8.1.

                                   ARTICLE 5

                                 ADMINISTRATION

         5.1 General. Except as otherwise determined by the Board of Directors in its discretion or as otherwise expressly provided for in this
Article 5, the Plan shall be administered by the Committee, or if no Committee is appointed and serving as provided herein, by the full Board of Directors. The Committee shall consist of not less than two (2) nor more than five (5) persons, each of whom shall be a member of the Board and a "disinterested person" (as such term is defined in Rule 16b-3 under the Securities Exchange Act of 1934) and who also qualify as outside directors within the meaning of
Section 162(m) of the Code and the related regulations. The Board of Directors may from time to time remove members from, or add members to, the Committee. Vacancies on the Committee, howsoever caused, shall be filled by the Board of Directors.

         5.2 Power and Authority. Subject to the express provisions of the Plan, the Committee shall have complete authority, in its discretion:

                  (a) to interpret the Plan and the Awards granted hereunder, and to prescribe, amend and rescind rules and regulations relating to the Plan and the Awards granted hereunder;

                  (b) to determine the terms and provisions of Awards granted hereunder and to make such determinations as to the Participants to receive Awards, the form, amount and timing of such Awards, the terms and provisions of such Awards, and the Award Agreements evidencing the same, which need not be uniform and which the Committee may make selectively among Participants who receive, or who are to receive, Awards under the Plan, whether or not the Participants are similarly situated;

                               Chico's FAS, Inc.                          Page 7
                        Omnibus Stock and Incentive Plan

                  (c) to determine to whom Options shall be granted, the times and the prices at which Options are granted, the Option periods, the number of shares of Common Stock to be subject to each Option, whether each Option shall be an Incentive Stock Option or a Non-Qualified Stock Option, and to determine the terms and provisions of each Option (which need not be identical);

                  (d) to determine to whom Restricted Stock and Restricted Stock Units shall be granted, the Restriction Period, the number of shares of Restricted Stock, the terms and provisions (which need not be identical) of awards of Restricted Stock and Restricted Stock Units and whether the Participant has met the goals on or before the close of the Restriction Period;

                  (e) to impose such limitations with respect to Options, shares issued pursuant to Options, and Restricted Stock, including without limitation, any relating to the application of federal or state securities laws, as the Committee may deem necessary or desirable;

                  (f) to condition the granting of any Award upon a Participant's entering into a confidentiality, noncompetition, nonsolicitation, nonacceptance, and/or "lock-up" agreement, including without limitation, a confidentiality, noncompetition, nonsolicitation, nonacceptance, and/or "lock-up" agreement included as part of the Award Agreement;

                  (g) to determine the dates of employment or service of any Participant, and the reasons for termination of any Participant;

                  (h) to determine whether any leave of absence constitutes a termination of employment or service for purposes of the Plan and Awards made pursuant to the Plan and the impact, if any, of such leave of absence on awards theretofore made under the Plan;

                  (i) to determine when a person's change of status with respect to the Company constitutes a termination of such person's employment or service for purposes of the Plan and Awards made pursuant to the Plan;

                  (j) to make such determinations as it deems equitable with respect to the impact, if any, of leaves of absence from the Company upon Awards hereunder;

                  (k) to grant dividend equivalents upon Awards (other than Restricted Stock for which Participants are entitled to receive dividends and other distributions paid with

                               Chico's FAS, Inc.                          Page 8
                        Omnibus Stock and Incentive Plan
                           respect to shares of Common Stock so held), provided that any such dividend equivalents shall be subject to the terms and conditions imposed by the Committee;

                  (l) to amend the terms and conditions of any Award Agreement after the grant of the Award to which such Award Agreement relates, subject to the terms and conditions of the Plan, in a manner that is not adverse to the rights of the Participant receiving such Award as set forth in the Award Agreement or under the Plan; and

                  (m) to make all other determinations necessary or advisable for the administration of the Plan and Awards.

         With respect to the Non-Employee Directors, the authority conferred by this Section 5.2 shall rest with the Board of Directors and not the Committee.

         5.3 Other Factors; Determinations Final. In making determinations under this Article 5, the Committee or the Board, as the case may be, may take into account the nature of the services rendered by the respective Participant, their present and potential contributions to the success of the Company and such other factors as the Committee or the Board, in its discretion, deems relevant. The Committee's determination and the Board's determination on all of the matters referred to in this Article 5 shall be final, conclusive and binding on all persons.

         5.4 Quorum; Actions. The Committee shall select one of its members as chairman, and shall hold meetings at such times and places as it may determine. The acts of a majority of the Committee in meetings at which a quorum is present, or acts reduced to or approved in writing by a majority of the members of the Committee, shall be valid acts of the Committee.

         5.5 Delegation. Except to the extent prohibited by applicable law or the applicable rules of a stock exchange, the Committee and the Board shall have the authority to delegate administrative duties, including the authority to respond to and decide claims or appeals under the Plan and to interpret the Plan terms, to one or more of its members, to the Plan Administrator or to any other person or persons selected by it. Notwithstanding the foregoing, neither the Committee or the Board may delegate its authority with respect to (a) non-ministerial actions with respect to Insiders; (b) non- ministerial actions with respect to Awards that are intended to qualify for the Performance-Based Exception; and (c) certifying that any performance goals and other material terms attributable to Awards intended to qualify for the Performance-Based Exception have been satisfied. Any such allocation or delegation may be revoked by the Committee or the Board, as the case may be, at any time.

         5.6 No Liability; Indemnification. No member of the Committee or the Board shall be liable for any action or determination made in good faith with respect to the Plan. To the fullest extent permitted

                               Chico's FAS, Inc.                          Page 9
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

by law, each person who is or shall have been a member of the Committee or the Board shall be indemnified and held harmless by the Company against and from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by him or her in settlement thereof, with the Company's approval, or paid by him or her in satisfaction of any judgment in any such action, suit, or proceeding against him or her, provided that the person shall give the Company an opportunity, at its own expense, to handle and defend the same before the person undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company's Articles of Incorporation or Bylaws, by contract or under a policy of insurance, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

                                   ARTICLE 6

                                 STOCK OPTIONS

         6.1 General Method of Grant. Each Option granted under the Plan to Employees shall be authorized by the Committee and each Option granted under the Plan to Non-Employee Directors shall be authorized by the Board (other than automatic grants to Non-Employee Directors which are considered to have been authorized by the adoption of the Plan). Each Option shall be evidenced by a written agreement or option certificate in such form as the Committee or the Board, as the case may be, from time to time shall approve or authorize (the "Stock Option Agreement"), which shall be executed by the Company and by the Participant, and shall be subject to the terms and conditions of this Article 6.

         6.2      Automatic Grants - Non-Employee Directors.

                  (a) Each Non-Employee Director shall be granted automatically (and following the adoption of the Plan by the Board of Directors, without the need for any further action on the part of the Board of Directors) an NSO for 10,000 shares of Common Stock upon his or her initial appointment to the Board and the grant date of such Option shall be the date of such initial appointment.

                  (b) In addition, each year, as of the date of the Annual Meeting of Stockholders of the Company, each Non-Employee Director who immediately prior to the Annual Meeting is then serving as a member of the Board and who is either reelected or continues as a member of the Board after the adjournment of the Annual Meeting shall be granted automatically (and following the adoption of the Plan by the Board of Directors, without the need for any further action on the part of the Board of Directors) an NSO for 10,000 shares of Common Stock and the grant date of such Option shall be the date of such Annual Meeting.

                               Chico's FAS, Inc.                         Page 10
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

                  (c) The number of shares of Common Stock which are to be initially reflected in each automatic grant under this Section 6.2 shall remain at 10,000 shares and shall not be adjusted as a result of the types of events covered by Section 8.1. For example, if the Company were to effectuate a two-for-one stock split, the then outstanding NSO's previously granted to Non-Employee Directors under this Section 6.2 would be proportionately and appropriately adjusted as provided for in Section 8.1. However, any Non-Employee Director newly-elected after such stock split would receive an NSO for 10,000 shares upon his or her initial appointment and at the next following Annual Meeting, each of the Non-Employee Directors entitled to receive automatic grants under Section 6.2(b) would receive an NSO for 10,000 shares of Common Stock.

         6.3      Number of Shares.

                  (a) The number of shares of Common Stock covered by an Option granted to an Employee shall be established in each case by the Committee on the date of grant.

                  (b) Except as otherwise provided with respect to automatic grants provided for in Section 6.2, the number of shares of Common Stock covered by an Option granted to a Non-Employee Director shall be established in each case by the Board on or as of the date of grant.

         6.4      Option Price.

                  (a) The price at which shares of Common Stock covered by each Option granted to an Employee may be purchased pursuant thereto shall be established or determined by a method established in each case by the Committee on or as of the date of grant and such price or method shall be stated in the Stock Option Agreement; provided, however, that the purchase price shall be an amount not less than the Fair Market Value of the shares of Common Stock at the time the Option is granted.

                  (b) The price at which shares of Common Stock covered by each Option automatically granted to a Non-Employee Director pursuant to
Section 6.2 shall be the Fair Market Value of a share of Common Stock on the date of grant.

                  (c) With respect to Options granted to a Non-Employee Director other than automatic grants pursuant to Section 6.2, the price at which shares of Common Stock covered by each such Option may be purchased pursuant thereto shall be established or determined by a method established in each case by the Board on or as of the date of grant and such price or method shall be stated in the Stock Option Agreement; provided, however, that the price at which shares of Common Stock may be purchased shall not be less than the Fair Market Value of a share of Common Stock on the date of grant.

         6.5 Date of Grant. Except as otherwise provided in Section 6.2 with respect to automatic grants of Options to Non-Employee Directors, the date on which or as of which the Committee or the

                               Chico's FAS, Inc.                         Page 11
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

Board, as the case may be, approves the grant of an Option shall be considered to be the respective "date of grant" for all purposes under the Plan.

         6.6 Method of Payment. The purchase price of the shares of Common Stock which may be purchased pursuant to each Option shall be subject to the following:

                  (a) Subject to the other provisions of this Section 6.6, the full option price for shares of Common Stock purchased upon exercise of any Option shall be paid at the time of exercise (except that, in the case of an exercise arrangement approved by the Committee or the Board, as the case may be, and described in Section 6.6(c), payment may be made as soon as practicable after the exercise).

                  (b) The option price shall be payable (A) in United States dollars in cash or by check, bank draft or money order payable to the order of the Company, (B) by the delivery of shares of Common Stock already owned by the Participant, in a manner acceptable to the Committee or the Board, as the case may be; (C) by any other legally permissible means acceptable to the Committee or the Board, as the case may be, specified in the Stock Option Agreement; or (D) at the discretion of the Committee or the Board, as the case may be, through a combination of some or all of the preceding payment methods provided such combination is specified in the Stock Option Agreement. Shares of Common Stock delivered as payment will be valued at their Fair Market Value on the day of delivery for the purpose of determining the extent to which the option purchase price has been paid thereby, or as otherwise determined by the Committee or the Board, as the case may be, in its respective discretion pursuant to any reasonable method contemplated by Section 422 of the Code.

                  (c) To the extent permitted by applicable law and regulations, the Committee or the Board, as the case may be, may permit a Participant to elect to pay the option purchase price upon the exercise of an Option by irrevocably authorizing a third party to sell shares of Common Stock (or a sufficient portion of the shares) acquired upon exercise of the Option and remit to the Company a sufficient portion of the sale proceeds to pay the entire option purchase price and any tax withholding resulting from such exercise and sale.

                               Chico's FAS, Inc.                         Page 12
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         6.7      Option Exercise Period.

                  (a) Each Stock Option Agreement with respect to each Option automatically granted to a Non-Employee Director pursuant to Section 6.2 shall provide that the Option may be exercised by the Participant in such portions and at such times as may be specified in such Stock Option Agreement, within a period ending ten (10) years after the date of grant (the "Option Period"). Subject to the Option Period specified in this Section 6.7(a) and the vesting and exercise provisions of Section 6.9, if a Participant ceases to be a director of the Company for any reason before the date of expiration of the Option Period of any Option automatically granted to a Non-Employee Director pursuant to Section 6.2, all rights to exercise such Option and purchase Common Stock thereunder shall terminate on the earlier of (i) the date of expiration of the applicable Option Term or (ii) five (5) years following the date on which such person ceases to be a director of the Company.

                  (b) Each Stock Option Agreement with respect to any Option other than an Option automatically granted to a Non-Employee Director pursuant to Section 6.2 shall provide that the Option may be exercised by the Participant in such portions and at such times as may be specified in such Stock Option Agreement, subject to an Option Period ending not later than ten
(10) years after the date of grant; provided, however, that the Option Period shall end on the date specified in such Stock Option Agreement or, with respect to any Option granted to an Employee, if earlier, the ending date of the period specified in the next sentence. An Option granted to an Employee may be exercised only during the Option Period and only:

                           (1) during the continuance of the Participant's employment with the Company or a Subsidiary;

                           (2) if the Participant terminates employment with the Company or a Subsidiary other than by reason of death, during the period ending ninety (90) days after the date of termination of employment, but only to the extent that the right to exercise such Options had vested on or before the date of termination and had not previously been exercised; provided, that if the Participant's' employment is terminated by reason of disability (within the meaning of Section 22(e)(3) of the Code), or if the Participant dies during the ninety (90) day period, the ninety (90) day exercise period shall be extended to one (1) year; or

                           (3) if the Participant dies while employed by the Company or a Subsidiary, during the period ending on the first anniversary of the Participant's death, but only to the extent that the right to exercise such Options had vested on or before the date of death and had not previously been exercised.

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

         6.8      Certain Interpretations.

                  (a) Whether an authorized leave of absence or absence for military or governmental service shall constitute termination of employment for purposes of the Plan shall be determined by the Committee, whose determination shall be final, conclusive and binding on all persons. Transfers of employment between the Company and any of its Subsidiaries shall not be considered to be a termination of employment for the purposes of the Plan.

                  (b) In the event of the death of a Participant, Options held by the Participant may be exercised, to the extent permitted in the Stock Option Agreement and in Section 6.7, by the person or persons entitled to do so under the Participant's will, or, if the Participant fails to make testamentary disposition of said Options or dies intestate, by the Participant's legal representative or representatives.

         6.9      Exercise and Vesting of Options.

                  (a) One hundred percent (100%) of the total number of shares of Common Stock covered by each Option automatically granted to a Non-Employee Director pursuant to Section 6.2 shall become exercisable on the last to occur of (i) the date which is six (6) months after the date of the grant of the Option or (ii) the completion of the Non-Employee Director's first one term-year as a member of the Board (as used herein, the term "term-year" means that period from one Annual Meeting to the subsequent Annual Meeting).

                  (b) Unless otherwise specified by the Committee or the Board, as the case may be, and reflected in the Stock Option Agreement, the right to exercise each Option other than an Option automatically granted to a Non-Employee Director pursuant to Section 6.2 shall accrue in accordance with the following vesting schedule:

                            TIME AFTER             SHARES VESTED
                          DATE OF GRANT           AND EXERCISABLE
                          -------------           ---------------
                  Less than 1 year                         0%
                  1 year but less than 2 years        33 1/3%
                  2 years but less than 3 years       66 2/3%
                  3 years or more                        100%

                  (c) Notwithstanding the foregoing, a Participant shall be 100% vested in the number of shares of Common Stock originally covered by an Option in the event Participant dies or becomes totally and permanently disabled (as determined in the sole discretion of the Committee) while still employed by

                               Chico's FAS, Inc.                         Page 14
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

the Company or upon a Change in Control while the Participant is still so employed. When it deems other special circumstances to exist, the Committee or the Board, as the case may be, in its discretion may accelerate the time at which an Option may be exercised or may modify the terms of the Option to provide for other special circumstances under which the right to exercise the Option would be accelerated if, under previously established exercise terms, such Option was not immediately exercisable in full, even if the acceleration would permit the Option to be exercised more rapidly than the vesting set forth above in the vesting schedule set forth above or in the Stock Option Agreement, or as otherwise specified by the Committee or the Board, would permit.

         6.10 Multiple Grants in Single Agreement. In the discretion of the Committee, a single Stock Option Agreement may include both Incentive Stock Options and Non-Qualified Stock Options, or separate Stock Option Agreements may be set forth for Incentive Stock Options and Non-Qualified Stock Options.

         6.11 Minimum Exercise. Notwithstanding anything contained herein to the contrary, if an Option covers 100 or more shares of Common Stock, then the Participant may exercise such Option only with respect to at least 100 shares at any one time, and if any Option covers fewer than 100 shares, then the Participant must exercise such Option for all shares covered by the Option at one time.

         6.12 Other Provisions. The Stock Option Agreements under the Plan may contain such other terms, provisions and conditions not inconsistent with the Plan as shall be determined by the Committee or the Board, as the case may be, in its discretion, including, without limitation, provisions: (i) relating to the vesting and termination of Options; (ii) relating to exercisability of Options, including without limitation immediate exercisability and separate vesting of the rights to shares of Common Stock acquired upon exercise; (iii) restricting the transferability of such shares during a specified period; and
(iv) requiring the resale of such shares to the Company, at a price as specified in the Stock Option Agreement, if the Participant's employment by the Company terminates prior to a time specified in the Stock Option Agreement.

         6.13 Special Provisions for Incentive Stock Options. Each Option that is intended to qualify as an Incentive Stock Option pursuant to Section 422 of the Code, and each Option that is intended to qualify as another type of incentive stock option that may subsequently be authorized by law, shall comply with the applicable provisions of the Code pertaining to such options. Accordingly, the provisions of the Plan with respect to Incentive Stock Options shall be construed in a manner consistent with such requirements, and no person shall be eligible to receive any Incentive Stock Options under the Plan if such person would not be able qualify for the benefits of incentive stock options under Section 422 of the Code. Without limitation on the foregoing, and notwithstanding the foregoing provisions of this Section 6.13, if any Incentive Stock Option is granted to any person at a time when such person owns, within the meaning of Section 424(d) of the Code, more than ten percent (10%) of the total combined voting power of all classes of stock of the employer corporation (or a parent or subsidiary of such corporation within the meaning of Section 424 of the Code), the price at which each share of Common Stock covered by such Option may be purchased pursuant to such Option shall not be less than one hundred ten percent (110%) of the Fair

                               Chico's FAS, Inc.                         Page 15
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

Market Value of the shares of Common Stock at the time the Option is granted, and such Option must be exercised no event later than the fifth anniversary of the date on which the Option was granted. Moreover, as long as and to the extent required by the Code, the aggregate Fair Market Value (determined as of the time an Incentive Stock Option is granted) of the shares of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any Participant in any calendar year under the Plan and under all other incentive stock option plans of the Company and any parent and subsidiary corporations of the Company (as those terms are defined in Section 424 of the Code) shall not exceed $100,000.

                                   ARTICLE 7

                  RESTRICTED STOCK AND RESTRICTED STOCK UNITS.

         7.1 Awards of Restricted Stock or Restricted Stock Units; Restriction Period.

                  (a) At the time of an Award of Restricted Stock or Restricted Stock Units, there shall be established for each Participant a restriction period (the "Restriction Period"), which shall lapse (i) upon the completion of a period of time ("Time Goal") as shall be determined by the Committee or the Board, as the case may be, (ii) upon the achievement of stock price goals within certain time periods ("Price/Time Goal") as shall be determined by the Committee or the Board, as the case may be, or (iii) upon achievement of performance or other objectives ("Performance Goal") as shall be determined by the Committee or the Board, as the case may be.

                  (b) Notwithstanding the foregoing provisions of Section 7.1(a) and except a otherwise provided in Section 7.4, Section 7.5 or Section 8.3, with respect to any Award of Restricted Stock or Restricted Stock Units which is to be subject to a Time Goal, such Time Goal established by the Committee or the Board, as the case may be, at the time of grant shall not provide for a lapse of the applicable restrictions more rapidly than would be permitted by the following schedule:

                            TIME AFTER            SHARES AS TO WHICH
                          DATE OF GRANT           RESTRICTION LAPSES
                          -------------           ------------------
                  Less than 1 year                          0%
                  1 year but less than 2 years         33 1/3%
                  2 years but less than 3 years        66 2/3%
                  3 years or more                         100%

                               Chico's FAS, Inc.                         Page 16
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

         7.2 Restricted Stock. The Committee or the Board, as the case may be, may award to any Participant shares of Common Stock, subject to this
Article 7 and such other terms and conditions as the Committee or the Board may prescribe ("Restricted Stock"). Each certificate for Restricted Stock shall be registered in the name of the Participant and deposited by the Participant, together with a stock power endorsed in blank, with the Plan Administrator. Restricted Stock awarded under the Plan shall be evidenced by a signed written agreement containing such terms and conditions as the Committee or the Board, as the case may be, may from time to time determine in its discretion (the "Restriction Agreement"). Restricted Stock may not be sold, assigned, transferred, pledged or otherwise encumbered, except as hereinafter provided, during the Restriction Period. Except for such restrictions on transfer, the Participant as owner of such Restricted Stock shall have all the rights of a holder of such Common Stock. If provided in the Restriction Agreement approved by the Committee at the time of grant, a Participant may transfer Restricted Stock to a trust, provided that the Committee or the Board, as the case may be, may require that the Participant submit an opinion of his or her legal counsel, satisfactory to the Committee or the Board, as the case may be, that such holding has no adverse tax or securities law consequences for the Company. With respect to Restricted Stock that is issued subject to a Time Goal, a Price/Time Goal or a Performance Goal, the Plan Administrator shall redeliver to the Participant (or the Participant's legal representative or designated beneficiary) the certificates deposited pursuant to this subsection (b) at the expiration of the Restriction Period. Notwithstanding the foregoing, if Restricted Stock is issued subject to a Time Goal, a Price/Time Goal or Performance Goal and the Committee or the Board, as the case may be, determines that a Participant has not achieved the Time Goal, the Price/Time Goal or the Performance Goal before the end of the Restriction Period, the Participant shall have no further rights with respect to the Restricted Stock, all such shares shall be forfeited and the Committee shall have the right to complete a blank stock power in order to return such shares to the Company.

         7.3 Restricted Stock Units. The Committee or the Board, as the case may be, may award to a Participant a right to receive Common Stock or the cash equivalent of the Fair Market Value of the Common Stock, in the Committee's or the Board's discretion, at the end of the Restriction Period ("Restricted Stock Units") subject to achievement of a Time Goal, a Price/Time Goal or a Performance Goal established by the Committee or the Board, as the case may be. Restricted Stock Units awarded under the Plan shall be evidenced by a signed written agreement containing such terms and conditions as the Committee or the Board, as the case may be, may from time to time determine in its discretion (the "Restriction Agreement"). With respect to Restricted Stock Units that are subject to a Time Goal, a Price/Time Goal or a Performance Goal, the Plan Administrator shall deliver notice to the Participant (or the Participant's legal representative or designated beneficiary) at the end of the Restriction Period as to whether the Participant has achieved the Time Goal, the Price/Time Goal or the Performance Goal, as the case may be. If the Committee or the Board, as the case may be, determines that a Participant has not achieved the Time Goal, the Price/Time Goal or the Performance Goal, as the case may be, before the end of the Restriction Period, the Participant shall have no further rights with respect to the Restricted Stock Units.

                               Chico's FAS, Inc.                         Page 17
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

         7.4 Lapse of Restrictions; Awards Subject to Time Goal. In the event a Participant ceases employment or service with the Company with the consent of the Committee or the Board, as the case may be, or upon the Participant's death or permanent disability (as determined in the sole discretion of the Committee) before the end of the Restriction Period and the Participant has received an Award subject to a Time Goal, the restrictions imposed under this Article 7 shall lapse with respect to the number of those shares or units subject to a Time Goal as shall be determined by the Committee or the Board, as the case may be. In no event, however, shall the number of shares or units be less than a number equal to the product of (i) a fraction, the numerator of which is the number of completed months elapsed after the date of the Award subject to a Time Goal to the date of termination and the denominator of which is the number of months in the Restriction Agreement, multiplied by (ii) the number of shares of Restricted Stock or Restricted Stock Units awarded to the Participant subject to the Time Goal.

         7.5 Lapse of Restrictions; Awards Subject to Price/Time Goal or Performance Goal. In the event a Participant ceases employment or service with the Company with the consent of the Committee or the Board, as the case may be, or upon the Participant's death or permanent disability (as determined in the sole discretion of the Committee) before the end of the Restriction Period and the Participant has received an Award subject to a Price/Time Goal or a Performance Goal, the restrictions imposed under this Article 7 shall lapse upon the achievement of the Price/Time Goal or the Performance Goal within two
(2) years of the Participant's termination of employment or service with respect to such number of shares or units subject to a Price/Time Goal or the Performance Goal, as the case may be, as shall be determined by the Committee or the Board, as the case may be. In no event, however, shall the number of shares or units be less than a number equal to the product of (i) a fraction, the numerator of which is the number of completed months elapsed after the date of the Award subject to a Price/Time Goal or the Performance Goal, as the case may be, to the date of termination and the denominator of which is the number of months elapsed after the date of the Award subject to a Price/Time Goal or the Performance Goal to the date of achievement of the Price/Time Goal or the Performance Goal, as the case may be, multiplied by (ii) the number of shares of Restricted Stock or Restricted Stock Units awarded to the Participant subject to the Price/Time Goal or the Performance Goal, as the case may be.

         7.6 Forfeitures. In the event a Participant ceases employment or service with the Company for any other reason, all Restricted Stock or Restricted Stock Units theretofore awarded to that Participant that are still subject to restrictions shall be forfeited and the Committee shall have the right to complete the blank stock power with respect to any such Restricted Stock.

                                   ARTICLE 8

                                 MISCELLANEOUS

         8.1      Adjustment of Number of Shares, Etc.

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

                  (a) Division/Combination of Shares. In the event of any increase or decrease in the number of issued shares of Common Stock resulting from a stock split or other division or consolidation of shares or the payment of a stock dividend (but only on Common Stock) or any other increase or decrease in the number of shares of Common Stock effected without any receipt of consideration by the Company, then, in any such event, the number of shares of Common Stock that remain available under the Plan, the number of shares covered by each outstanding Option, the exercise price per share covered by each outstanding Option, the purchase price per share and the number and any purchase price for any other Awards involving Common Stock (or equivalents) granted but not yet issued, in each case, shall be proportionately and appropriately adjusted for any such increase or decrease.

                  (b) Change Affecting Shares of Common Stock. Subject to any required action by the stockholders, if any change occurs in the Common Stock by reason of any recapitalization, reorganization, merger, consolidation, split-up, combination or exchange of shares, or of any similar change affecting Common Stock, then, in any such event, the number and type of shares of Common Stock then covered by each outstanding Option, the purchase price per share covered by each outstanding Option and the purchase price per share and the number and any purchase price for any other Awards involving Common Stock (or equivalents) granted but not yet issued, in each case, shall be proportionately and appropriately adjusted for any such change.

                  (c) Change in Par Value. In the event of a change in the Common Stock as presently constituted that is limited to a change of all of its authorized shares with par value into the same number of shares with a different par value or without par value, the shares resulting from any change shall be deemed to be Common Stock within the meaning of the Plan.

                  (d) Discretion Concerning Adjustments. To the extent that the foregoing adjustments relate to stock or securities of the Company, such adjustments shall be made by, and in the discretion of, the Board of Directors, whose determination in that respect shall be final, binding and conclusive; provided, however, that any Incentive Stock Option granted pursuant to Article 6 shall not be adjusted in a manner that causes such Option to fail to continue to qualify as an incentive stock option within the meaning of
Section 422 of the Code.

                  (e) No Additional Rights Upon Stock Adjustments. Except as hereinabove expressly provided in this Section 8.1, a Participant shall have no rights by reason of any division or consolidation of shares of stock of any class or the payment of any stock dividend or any other increase or decrease the number of shares of stock of any class or by reason of any dissolution, liquidation, merger or consolidation, or spin-off of assets or stock of another corporation; and any issuance by the Company of shares of stock of any class, securities convertible into shares of stock of any class, or warrants or options for shares of stock of any class shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock, any Option, any other Award (or equivalents) granted but not yet issued.

                               Chico's FAS, Inc.                         Page 19
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

                  (f) No Affect on Company's Right to Adjust. The existence of the Plan, or the grant of an Option or other Award under the Plan, shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge or to consolidate, or to dissolve, to liquidate, to sell, or to transfer all or any part of its business or assets.

         8.2 Transferability. Except as otherwise provided by the Committee or the Board, as the case may be, Awards granted under the Plan shall be non-transferable, and its terms shall state that it is non-transferable and that, during the lifetime of the Participant, shall be exercisable only by the Participant; notwithstanding the foregoing, Awards shall be transferable by will or the laws of descent and distribution.

         8.3 Change in Control. In the event of a Change in Control, any Option, Restricted Stock or Restricted Stock Units subject to a Time Goal shall immediately become fully vested without regard to any other terms of the Award.

         8.4 Performance Based Compensation. The Committee may designate whether any Restricted Stock and Restricted Stock Units being granted to any Participant is intended to be "performance-based compensation" as that term is used in section 162(m) of the Code. Any such Restricted Stock or Restricted Stock Units designated as intended to be "performance-based compensation" shall be conditioned on the achievement of one or more performance measures, to the extent required by Section 162(m) of the Code. For Restricted Stock or Restricted Stock Units intended to be "performance-based compensation," the grant of the Restricted Stock or Restricted Stock Units and the establishment of the performance measures shall be made during the period required under
Section 162(m) of the Code.

         8.5 Beneficiary Designation. Each Participant under the Plan may name, from time to time, any beneficiary or beneficiaries (who may be named contingently or successively) to whom any benefit (other than an Option) under the Plan is to be paid in case of his or her death before the Participant receives any or all of such benefit. Each designation will be effective only with the written consent of the Participant's spouse and will revoke all prior designations by that Participant, shall be in the form prescribed by the Plan Administrator, and will be effective only when filed by the Participant in writing with the Plan Administrator during his or her lifetime. In the absence of any such designation, benefits (other than those under Options) that are vested and remain unpaid at the Participant's death shall be paid to his or her estate.

         8.6      Tax Withholding.

                  (a) Power to Withhold; Methods to Satisfy. The Company shall have the power to withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy any federal, state or local withholding or other tax due from the Company with respect to any amount payable and/or shares issuable under the Plan, and the Company may defer such payment or issuance unless indemnified to its satisfaction. Whenever under the Plan payments are to be made in cash, such payments shall be made net

                               Chico's FAS, Inc.                         Page 20
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

of an amount sufficient to satisfy any federal, state or local withholding tax liability. The Committee or the Board, as the case may be, in its discretion, and subject to such requirements as the Committee or the Board may impose prior to the occurrence of such withholding, may permit such withholding obligations to be satisfied through cash payment by the Participant, through the surrender of shares of Common Stock which the Participant already owns, or through the surrender of shares of Common Stock to which the Participant is otherwise then entitled under the Plan.

                  (b) Irrevocable Elections by Participants. Subject to the consent of the Committee or the Board, as the case may be, with respect to
(i) the exercise of a Non-Qualified Stock Option, (ii) the lapse of restrictions on Restricted Stock, or (iii) the issuance of any other stock Award under the Plan, a Participant may make an irrevocable election (an "Election") to (A) have shares of Common Stock otherwise issuable under (i) withheld, or (B) tender back to the Company shares of Common Stock received pursuant to (i), (ii), or (iii), or (C) deliver back to the Company pursuant to
(i), (ii), or (iii) previously acquired shares of Common Stock having a Fair Market Value sufficient to satisfy all or part of the Participant's estimated tax obligations associated with the transaction. Such Election must be made by a Participant prior to the date on which the relevant tax obligation arises. The Committee or the Board, as the case may be, may disapprove of any Election, may suspend or terminate the right to make Elections, or may provide with respect to any Award under the Plan that the right to make Elections shall not apply to such Awards.

         8.7 Gender and Number. Except where otherwise indicated by the context, words in the masculine gender when used in the Plan will include the feminine gender, the singular shall include the plural, and the plural shall include the singular.

         8.8 Choice of Law. All questions concerning the construction, validity and interpretation of the Plan and all Awards made under the Plan shall be governed by the substantive laws of the State of Florida (but any provision of Florida law shall not apply if the application of such provision would result in the application of the law of a state or jurisdiction other than Florida).

         8.9 No Stockholder Rights. No Participant hereunder shall have any rights of a stockholder of the Company by reason of being granted an Award under the Plan until the date on which he or she becomes a record owner of shares of Common Stock purchased upon the exercise of an Option or otherwise received under the Plan (the "record ownership date"). No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property), distributions, or other rights for which the record date is prior to the record ownership date.

         8.10     Amendments; Exchanges, Termination or Suspension.

                  (a) Amendment. The Plan may be amended from time to time by written resolution of the Board of Directors; provided, however, that no Participant's existing rights are adversely affected thereby without the consent of such person, and provided further that, without approval of the stockholders

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of the Company, no amendment shall (i) increase the total number of shares of
Common Stock that may be issued pursuant to Awards granted under the Plan, (ii) change the designation of the class of employees eligible to receive Incentive Stock Options or Non-Qualified Stock Options, (iii) decrease the minimum Option price set forth in Section 6.4 of the Plan, (iv) extend the period during which an Option may be granted or exercised beyond the maximum period specified in the Plan, (v) otherwise materially modify the requirements as to eligibility for participation in the Plan, (vi) otherwise materially increase the benefits under the Plan, or (vii) withdraw the authority to administer the Plan as to Awards made to Employees from the Committee. Notwithstanding the foregoing, the Board may amend the Plan to incorporate or conform to requirements imposed by and amendments made to the Code or regulations promulgated thereunder which the Board deems to be necessary or desirable to preserve (A) incentive stock option status for outstanding Incentive Stock Options and to preserve the ability to issue Incentive Stock Options pursuant to the Plan, (B) the deductibility by the Company of amounts taxed to Plan Participants as ordinary compensation income, and (C) the status of any Award as exempt from registration requirements under any securities law for which the Award was intended to be exempt. The foregoing prohibitions in this Section 8.10 shall not be affected by adjustments in shares and purchase price made in accordance with the provisions of Section 8.1.

                  (b) Certain Exchanges, Etc. , Stockholder Approval Required. Subject to the terms and conditions and within the limitations of the Plan, the Committee may modify, extend or renew outstanding Awards or accept the surrender by the affected Participants of outstanding Awards (to the extent not previously exercised) and authorize the granting of a new Award in substitution therefor; provided, however, any such modification or surrender and substitution which reduces the exercise price of an outstanding Award or cancels an outstanding Award and grants one or more replacement Awards with a lower exercise price shall require the approval of the stockholders of the Company. Notwithstanding the foregoing, no modification of an Award shall, without the consent of the affected Participant, adversely affect or otherwise impair any of the rights of the Participant or obligations of the Company under any outstanding Award previously granted under the Plan.

                  (c) Termination; Suspension. The Board of Directors may terminate the Plan or any portion thereof at any time by written resolution. No suspension or termination shall impair the rights of Participants under outstanding Awards without the consent of the Participants affected thereby.

         8.11 Listing and Registration of Common Stock. Each Award shall be subject to the requirement that if at any time the Board of Directors shall determine, in its discretion, that the listing, registration or qualification of the Common Stock that is the subject thereof or that is covered thereby upon any securities exchange or under any state or federal laws, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the granting of such Award or the issuance or purchase of Common Stock thereunder, such Award may not be exercised unless and until such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Board of Directors. Notwithstanding anything in the Plan to the contrary, if the provisions of this Section 8.11 become operative, and if, as a result thereof, the exercise

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of an Award is delayed, then and in that event, the term of the Award shall not be affected. Notwithstanding the foregoing or any other provision in the Plan, the Company shall have no obligation under the Plan to cause any shares of Common Stock to be registered or qualified under any federal or state law or listed on any stock exchange or admitted to any national marketing system.

         8.12 Compliance with Applicable Laws. Notwithstanding any other provision of the Plan, the Company shall have no liability to deliver any shares of Common Stock under the Plan or make any other distribution of benefits under the Plan unless such delivery or distribution would comply with all applicable laws (including, without limitation, the requirements of the Securities Act of 1933), and the applicable requirements of any securities exchange or similar entity.

         8.13 Stock Certificates; Book Entry. To the extent that the Plan provides for issuance of stock certificates to reflect the issuance of shares of Common Stock, the issuance may be effected on a non-certificated basis, to the extent not prohibited by applicable law or the applicable rules of any stock exchange.

         8.14     No Implied Rights to Employees.

                  (a) Existence of Plan. The existence of the Plan shall in no way give any employee the right to continued employment, give any director the right to continued service on the Board, give any employee or director the right to receive any Awards or any compensation under the Plan, or otherwise provide any employee or director any rights not specifically set forth in the Plan or in any Award Agreement.

                  (b) Granting of Awards. The granting of Awards under the Plan shall in no way give any employee the right to continued employment, give any director the right to continued service on the Board, give any employee or director the right to receive any additional Awards or any additional compensation under the Plan, or otherwise provide any employee or director any rights not specifically set forth in the Plan or in any Award Agreement.

         8.15 Necessity for Delay. If at any time the Committee or the Board, as the case may be, shall determine, in its discretion, that the listing, registration or qualification of the shares of Common Stock covered by the Plan or any Award upon any securities exchange or under any state or federal law or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the Plan, the offer, issue or purchase of shares of Common Stock thereunder, or the grant or exercise of any Award, the Plan shall not be effective as to later offerings of shares of Common Stock and grants of Awards to which such determination is applicable, and each outstanding Award to which such determination is applicable, by its terms, shall not be exercisable, unless and until such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Committee or the Board, as the case may be. Notwithstanding the foregoing or any other provision in the Plan, the Company shall have no obligation under the Plan to cause any shares of

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Common Stock to be registered or qualified under any federal or state law or listed on any stock exchange or admitted to any national marketing system.

         8.16 Use of Proceeds. The proceeds received by the Company from the sale of Common Stock pursuant to an Award will be used for general corporate purposes.

         8.17 No Obligation to Exercise. The granting of any Award under the Plan shall impose no obligation upon any Participant to exercise such Award.

         8.18 Assignment by Company; Third Party Beneficiaries. The Company's rights, benefits and remedies under the Plan and any Award Agreements shall be enforceable by the Company's successors and assigns, whether by merger or otherwise, including without limitation, the Company's rights to enforce and obtain the benefit of any restrictive covenants arising under any confidentiality, noncompetition, nonsolicitation, nonacceptance and/or "lock-up" agreement to which a Participant is a party (including without limitation, any agreement included as a part of the Award Agreement). It is the specific intent of the Company that any successor or assignee of the Company be a third-party beneficiary of any such agreement and that any restrictive covenants and other provisions in any such agreements are intended to benefit any such successors and assigns.

         8.19 Effective Date. The Plan has been approved by the Board of Directors and shall be effective upon the approval of the stockholders of the Company at the Company's 2002 annual meeting (the "Effective Date").

         8.20 Term of the Plan. The Plan shall be unlimited in duration and, in the event of complete Plan termination pursuant to Section 8.10 shall remain in effect as long as any Awards under it are outstanding; provided, however, that no Awards may be granted under the Plan after the earlier of (a) the ten-year anniversary of the Effective Date (except for Awards granted pursuant to commitments entered into prior to such ten-year anniversary) or (b) the date of a complete Plan termination pursuant to Section 8.10; and, provided further however that, upon any termination of only a portion of the Plan pursuant to Section 8.10 occurring prior to the ten year anniversary of the Effective Date, no Awards may be granted under the portion of the Plan so terminated after the date of such partial termination pursuant to Section 8.10.

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